                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               SEPTEMBER 30, 1997



                          DATAWARE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-21860                 06-1232140
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)



                ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS  02142
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 621-0820


                        Exhibit Index appears on Page 5
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On September 30, 1997, Dataware Technologies, Inc. ("Dataware"), a Delaware corporation, sold certain of its businesses, consisting of all of the issued and outstanding stock of the following subsidiaries: Dataware Technologies Pty Ltd. (Australia), Dataware Technologies Limited (Canada), Dataware Technologies GmbH (Germany), Dataware Technologies S.r.l. (Italy) and Dataware Technologies AB (Sweden), together with the contracts and other assets of Dataware and Dataware Technologies (UK) Limited comprising certain services lines of business, to Information Handling Services Group, Inc. ("IHS"), Englewood, Colorado. The activities of these service line of business consisted of processing customer text and data and using it to create information-distribution products. The consideration received by Dataware consisted of all of the issued and outstanding stock of Creative Multimedia Corporation ("CMC"), an Oregon company that provides multimedia development services, and $6.8 million in cash. The acquisition was consummated pursuant to an Agreement between IHS and Dataware. A copy of the Agreement is filed as Exhibit 2 hereto and is incorporated herein by reference.

     Dataware acquired all of the assets and liabilities of CMC, including technology developed for sale and under development. The consideration was determined by negotiation between the parties to the Agreement and was based on the estimated fair value of the assets, liabilities and businesses involved.

     IHS has been a customer of Dataware for a number of years. In addition to the sale of its services line of business to IHS, Dataware and IHS entered into several new distribution, licensing, and services agreements, and IHS acquired 220,000 shares of Dataware's common stock. Dataware currently intends to integrate CMC's existing business with Dataware's existing Ledge Multimedia division.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Dataware is currently evaluating the facts and circumstances surrounding whether there is sufficient continuity of CMC's business operations prior to and after the transaction so that disclosure of prior financial information is material to an understanding of future operations. Should they be required, and because it is impracticable to provide the financial statements of CMC for the periods specified in Rule 3-05(b) of Regulation S-X, together with a manually signed accountant's report pursuant to Rule 2-02 of Regulation S-X, at the time of the filing of this Form 8-K, such financial statements and accountant's report will be filed under cover of a Form 8-K/A within the time allowed for such filing by Item 7(a)(4) of this Form.

     (b)  Pro Forma Financial Information.
          -------------------------------

     Because it is impracticable to provide the pro forma financial information for the transaction described in the registrant's answer to Item 2 above, as required pursuant to Article 11 of Regulation S-X, at the time of the filing of this Form 8-K, such pro forma financial information will be filed under cover of a Form 8-K/A within the time allowed for such filing by Item 7(a)(4) of this Form.

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     (c)  Exhibits:
          --------


 Exhibit
    No.                  Description
 --------                -----------

   2 Agreement dated September 26, 1997, between Dataware Technologies, Inc. and Information Handling Services Group, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 10, 1997                DATAWARE TECHNOLOGIES, INC.



                                    By: /s/ Kurt Mueller
                                       ------------------------
                                       Kurt Mueller
                                       President

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                                 EXHIBIT INDEX

 Exhibit
    No.                                      Description
 --------                                    -----------

   2 Agreement dated September 26, 1997, between Dataware Technologies, Inc. and Information Handling Services Group, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request.

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